EXHIBIT 10.1

AMENDMENT NO. 1

TO

AGREEMENT AND PLAN OF REORGANIZATION

            This constitutes Amendment No. 1 to that certain Agreement and Plan of Reorganization (the “Agreement”), dated as of January 7, 2005, by and among AirRover Wi-Fi Corp., a Delaware corporation (“Parent”), Air-Q Corp., a Nevada corporation wholly owned by Parent (“Acquiror”), Diamond I Technologies, Inc., a Nevada corporation (“Target”) (Acquiror and Target being hereinafter collectively referred to as the “Constituent Corporations”), and Jason P. Davis, Mike Prasad, Ryan Hayden, Larry Shultz and Clayton D. Carter, the shareholders of Diamond I Technologies, Inc. (such persons being referred to collectively herein as the “Shareholders”).

            For good and adequate consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree, as follows:

            A.        The first paragraph of the Agreement is hereby deleted in its entirety and replaced with the following:

“AGREEMENT AND PLAN OF REORGANIZATION, dated as of January 7, 2005 (the “Agreement”), among AirRover Wi-Fi Corp., a Delaware corporation (“Parent”), Air-Q Corp., a Nevada corporation wholly owned by Parent (“Acquiror”), Diamond I Technologies, Inc., a Nevada corporation (“Target”) (Acquiror and Target being hereinafter collectively referred to as the “Constituent Corporations”), and Jason P. Davis, Mike Prasad, Ryan Hayden, Larry Shultz and Clayton D. Carter, the shareholders of Diamond I Technologies, Inc. executing this Agreement (such persons being referred to collectively herein as the “Shareholders”).

            B.        Section 1.6(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(i)at the Effective Time, each share of Target Common Stock shall be exchanged for 70.591026 shares of Parent Common Stock, for a total of 70,591,026 shares of Parent Common Stock (these shares of Parent Common Stock are referred to as the “Closing Shares”). The Closing Shares shall be paid to the Shareholders in accordance with the Shareholders' percentage ownership in Target as set forth on Schedule 1.6(b) hereto;”

            C.        Section 1.8 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.8. Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement shall take place (a) at The Palms Hotel, 4321 West Flamingo Road, Las Vegas, Nevada 89103, at 10:00 a.m., local time, or (b) at such other time and place and on such other date as Parent and Target shall agree (the “Closing Date”).

            D.        Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.1. Employment Agreements and Consulting Agreement. Prior to or at the Closing, Parent and Acquiror shall execute employment agreements with certain employees of Target and Parent shall execute a consulting agreement with a certain consultant of Target, as follows:

(a)Parent, Acquiror and Jason P. Davis shall execute an employment agreement (the ‘Davis Employment Agreement’), in the form attached hereto as Exhibit ‘B-1';

(b)Parent, Acquiror and Mike Prasad shall execute an employment agreement (the ‘Prasad Employment Agreement’), in the form attached hereto as Exhibit ‘B-2';

(c)Parent, Acquiror and Ryan Hayden shall execute an employment agreement (the ‘Hayden Employment Agreement’), in the form attached hereto as Exhibit ‘B-3';

(d)Parent and Larry Shultz shall execute a consulting agreement (the ‘Shultz Consulting Agreement’), in the form attached hereto as Exhibit ‘B-4'; and

(e)Parent, Acquiror and Clayton D. Carter shall execute an employment agreement (the ‘Carter Employment Agreement’), in the form attached hereto as Exhibit ‘B-5'.”

            E.        The first paragraph of Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.2. Indemnity Agreements. Prior to or at the Closing, Parent shall execute indemnity agreements with certain employees and a certain consultant of Target, as follows:”

            F.        Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.3. Non-Competition Agreements. Prior to or at the Closing, Acquiror shall execute agreements not to compete with certain employees of Target and Parent shall execute an agreement not to compete with a certain consultant of Target, as follows:

(a)Acquiror and Jason P. Davis shall execute an agreement not to compete (the ‘Davis Non-Competition Agreement’), in the form attached hereto as Exhibit ‘D-1';

(b)Acquiror and Mike Prasad shall execute an agreement not to compete (the ‘Prasad Non-Competition Agreement’), in the form attached hereto as Exhibit ‘D-2';

(c)Acquiror and Ryan Hayden shall execute an agreement not to compete (the ‘Hayden Non-Competition Agreement’), in the form attached hereto as Exhibit ‘D-3';

(d)Parent and Larry Shultz shall execute an agreement not to compete (the ‘Shultz Non-Competition Agreement’), in the form attached hereto as Exhibit ‘D-4'; and

(e)Acquiror and Clayton D. Carter shall execute an agreement not to compete (the ‘Carter Non-Competition Agreement’), in the form attached hereto as Exhibit ‘D-5'”.

            G.        Section 2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.4. Confidentiality Agreements. Prior to or at the Closing, Acquiror shall have executed confidentiality agreements with certain employees of Target and Parent shall have executed a confidentiality agreement with a certain consultant of Target, as follows:

(a)Acquiror and Jason P. Davis shall execute a confidentiality agreement (the ‘Davis Confidentiality Agreement’), in the form attached hereto as Exhibit ‘E-1';

(b)Acquiror and Mike Prasad shall execute a confidentiality agreement (the ‘Prasad Confidentiality Agreement’), in the form attached hereto as Exhibit ‘E-2';

(c)Acquiror and Ryan Hayden shall execute a confidentiality agreement (the ‘Hayden Confidentiality Agreement’), in the form attached hereto as Exhibit ‘E-3';

(d)Parent and Larry Shultz shall execute a confidentiality agreement (the ‘Shultz Confidentiality Agreement’), in the form attached hereto as Exhibit ‘E-4'; and

(e)Acquiror and Clayton D. Carter shall execute a confidentiality agreement (the ‘Carter Confidentiality Agreement’), in the form attached hereto as Exhibit ‘E-5'.”

            H.        Section 4.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 4.3. Capitalization. The authorized capital stock of Target consists of 1,000,000 shares of Target Common Stock, $.001 par value per share. As of the date hereof, 1,000,000 shares of Target Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable; no shares of preferred stock are issued and outstanding; and no shares of Target Common Stock are held in the treasury of Target or by any subsidiary of Target. Except as set forth in the Target Disclosure Schedule, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Target or obligating Target to issue or sell any shares of capital stock of, or other equity interests in, Target. All shares of Target Common Stock subject to issuance shall be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of Target to repurchase, redeem or otherwise acquire any shares of Target Common Stock.”

            I.         Section 7.2(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(d)Employment Agreements and Consulting Agreement. Parent and Acquiror shall have executed employment agreements with certain employees of Target and Parent shall have executed a consulting agreement with a certain consultant of Target, as follows:

(i)Parent, Acqiror and Jason P. Davis shall have executed the Davis Employment Agreement, in the form attached hereto as Exhibit ‘B-1';

(ii)Parent, Acquiror and Mike Prasad shall have executed the Prasad Employment Agreement, in the form attached hereto as Exhibit ‘B-2';

(iii)Parent, Acquiror and Ryan Hayden shall have executed the Hayden Employment Agreement, in the form attached hereto as Exhibit ‘B-3';

(iv)Parent and Larry Shultz shall have executed the Shultz Consulting Agreement, in the form attached hereto as Exhibit ‘B-4'; and

(v)Parent, Acquiror and Clayton D. Carter shall have executed the Carter Employment Agreement, in the form attached hereto as Exhibit ‘B-5'.”

            J.         The first paragraph of Section 7.2(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(e)Indemnity Agreements. Parent shall have executed indemnity agreements with certain employees and a certain consultant of Target, as follows:”

            K.        Section 7.2(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(f)Non-Competition Agreements. Acquiror shall have executed agreements not to compete with certain employees of Target and Parent shall have executed an agreement not to compete with a certain consultant of Target, as follows:

(i)Target and Jason P. Davis shall have executed the Davis Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-1';

(ii)Target and Mike Prasad shall have executed the Prasad Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-2';

(iii)Target and Ryan Hayden shall have executed the Hayden Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-3';

(iv)Target and Larry Shultz shall have executed the Shultz Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-4'; and

(v)Target and Clayton D. Carter shall have executed the Carter Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-5'.”

            L.        Section 7.2(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(g)Confidentiality Agreements. Acquiror shall have executed confidentiality agreements with certain employees of Target and Parent shall have executed a confidentiality agreement with a certain consultant of Target, as follows:

(i)Acquiror and Jason P. Davis shall have executed the Davis Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-1';

(ii)Acquiror and Mike Prasad shall have executed the Prasad Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-2';

(iii)Acquiror and Ryan Hayden shall have executed the Hayden Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-3';

(iv)Parent and Larry Shultz shall have executed the Shultz Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-4'; and

(v)Acquiror and Clayton D. Carter shall have executed the Carter Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-5'.”

            M.       Section 7.3(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(d)Employment Agreements and Consulting Agreement. Parent and Acquiror shall have executed employment agreements with certain employees of Target and Parent shall have executed a consulting agreement with a certain consultant of Target, as follows:

(i)Parent, Acqiror and Jason P. Davis shall have executed the Davis Employment Agreement, in the form attached hereto as Exhibit ‘B-1';

(ii)Parent, Acquiror and Mike Prasad shall have executed the Prasad Employment Agreement, in the form attached hereto as Exhibit ‘B-2';

(iii)Parent, Acquiror and Ryan Hayden shall have executed the Hayden Employment Agreement, in the form attached hereto as Exhibit ‘B-3';

(iv)Parent and Larry Shultz shall have executed the Shultz Consulting Agreement, in the form attached hereto as Exhibit ‘B-4'; and

(v)Parent, Acquiror and Clayton D. Carter shall have executed the Carter Employment Agreement, in the form attached hereto as Exhibit ‘B-5'.”

            N.        The first paragraph of Section 7.3(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(e)Indemnity Agreements. Parent shall have executed indemnity agreements with certain employees and a certain consultant of Target, as follows:”

            O.        Section 7.3(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(f)Non-Competition Agreements. Acquiror shall have executed agreements not to compete with certain employees of Target and Parent shall have executed an agreement not to compete with a certain consultant of Target, as follows:

(i)Target and Jason P. Davis shall have executed the Davis Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-1';

(ii)Target and Mike Prasad shall have executed the Prasad Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-2';

(iii)Target and Ryan Hayden shall have executed the Hayden Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-3';

(iv)Target and Larry Shultz shall have executed the Shultz Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-4'; and

(v)Target and Clayton D. Carter shall have executed the Carter Non-Competition Agreement, in the form attached hereto as Exhibit ‘D-5'.”

            P.        Section 7.3(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(g)Confidentiality Agreements. Acquiror shall have executed confidentiality agreements with certain employees of Target and Parent shall have executed a confidentiality agreement with a certain consultant of Target, as follows:

(i)Acquiror and Jason P. Davis shall have executed the Davis Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-1';

(ii)Acquiror and Mike Prasad shall have executed the Prasad Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-2';

(iii)Acquiror and Ryan Hayden shall have executed the Hayden Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-3';

(iv)Parent and Larry Shultz shall have executed the Shultz Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-4'; and

(v)Acquiror and Clayton D. Carter shall have executed the Carter Confidentiality Agreement, in the form attached hereto as Exhibit ‘E-5'.”

            Q.        Section 10.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                        “(b)     If to Target or the Shareholders:         with copies to:

                                    Diamond I Technologies, Inc.            T. Alan Owen, Esquire

                                    616 Nimes Road                                 The Owen Law Firm, P.C.

                                    Los Angeles, California 90077           1112 East Copeland Road, Suite 420

Arlington, Texas 76011

                                    Larry Shultz

                                    2769 Deep Canyon Drive

                                    Beverly Hills, California 90120"

            In all other aspects, the Agreement is ratified and affirmed.

PARENT:                                                                   ACQUIROR:

AIRROVER WI-FI CORP.                                        AIR-Q CORP.

By: /s/ DAVID LOFLIN                                            By: /s/ DAVID LOFLIN

            David Loflin                                                               David Loflin

            President                                                                     President

Dated as of January 17, 2005.                                                Dated as of January 17, 2005.

TARGET:                                                                   SHAREHOLDERS:

DIAMOND I TECHNOLOGIES, INC.

/s/ JASON P. DAVIS

Jason P. Davis, individually

By: /s/ JASON P. DAVIS                                          Dated as of January 17, 2005.

            Jason P. Davis

            President and CEO

Dated as of January 17, 2005.                                   /s/ MIKE PRASAD

                                                                                    Mike Prasad, individually

Dated as of January 17, 2005.

/s/ RYAN HAYDEN

Ryan Hayden, individually

Dated as of January 17, 2005.

/s/ LARRY SHULTZ

Larry Shultz, individually

Dated as of January 17, 2005.

/s/ CLAYTON D. CARTER

Clayton D. Carter, individually

Date as of January 17, 2005.

AGREEMENT AND PLAN OF REORGANIZATION

            AGREEMENT AND PLAN OF REORGANIZATION, dated as of January 7, 2005 (the “Agreement”), among AirRover Wi-Fi Corp., a Delaware corporation (“Parent”), Air-Q Corp., a Nevada corporation wholly owned by Parent (“Acquiror”), Diamond I Technologies, Inc., a Nevada corporation (“Target”) (Acquiror and Target being hereinafter collectively referred to as the “Constituent Corporations”), and Jason P. Davis, Mike Prasad, Ryan Hyden, Larry Shultz, Clayton D. Carter and _____________, the shareholders of Diamond I Technologies, Inc. executing this Agreement (such persons being referred to collectively herein as the “Shareholders”).

WHEREAS, the Boards of Directors of Parent, Acquiror and Target have approved the acquisition of Target by Parent;

WHEREAS, in furtherance of such acquisition, the Boards of Directors of Parent, Acquiror and Target have each approved the merger of Target into Acquiror (the “Merger”), pursuant to an Agreement of Merger in the form attached hereto as Exhibit “A” (the “Merger Agreement”), and the transactions contemplated hereby, in accordance with the applicable provisions of the statutes of the States of Delaware and Nevada and upon the terms and subject to the conditions set forth herein; and

WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a reorganization with the meaning of Section 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions thereto; and

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Acquiror, Target and the Shareholders hereby agree as follows:

ARTICLE I

THE MERGER

            Section 1.1. The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the Merger Agreement, Target shall be merged with and into Acquiror, the separate corporate existence of Target shall cease and Acquiror shall continue as the surviving corporation, in accordance with the applicable provisions of the Nevada Revised Statutes (the “Nevada Law”). Acquiror, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Corporation”.

            Section 1.2. Effective Time. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Article VII, and provided that this Agreement has not been terminated or abandoned pursuant to Article IX, the Constituent Corporations shall cause the Merger to be consummated by filing an Articles of Merger (the “Articles of Merger”) with the office of the Secretary of State of the State of Nevada, in such form as required by, and executed in accordance with, the relevant provisions of the Nevada Law. Subject to, and in accordance with, the Nevada Law, the Merger will become effective at the date and time the Articles of Merger are filed with the office of the Secretary of State of the State of Nevada or such later time or date as may be specified in the Articles of Merger (the “Effective Time”). Each of the parties shall use its best efforts to cause the Merger to be consummated as soon as practicable following the fulfillment or waiver of the conditions specified in Article VII hereof.

            Section 1.3. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Target shall vest in the Surviving Corporation, and all debts, liabilities and duties of Target shall become the debts, liabilities and duties of the Surviving Corporation.

            Section 1.4. Articles of Incorporation; Bylaws. (a) At the Effective Time, the Articles of Incorporation of Acquiror, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation; provided, however, that the name of Acquiror shall be changed to “Diamond I Technologies, Inc.”, as soon as is practicable following the Effective Time.

            (b)       The Bylaws of Acquiror, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

            Section 1.5. Directors and Officers. The board of directors of Acquiror immediately upon the Effective Time shall be David Loflin and Jason P. Davis, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, and the officers of Target immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

            Section 1.6. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Acquiror, the following shall occur:

            (a)       Each share of common stock of Target (the “Target Common Stock”) held in the treasury of Target and each such share of Target Common Stock owned by Acquiror, Parent or any direct or indirect wholly-owned subsidiary of Parent or of Target immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

            (b)       Each share of Target Common Stock which is outstanding immediately prior to the Effective Time, other than those shares of Target Common Stock cancelled as set forth in subsection (a) hereof, shall be converted into the right to receive shares of the $.001 par value per share common stock of Parent (the “Parent Common Stock”), as follows:

                        (i)        at the Effective Time, each share of Target Common Stock shall be exchanged for 70.591026 shares of Parent Common Stock, for a total of 70,591,026 shares of Parent Common Stock (these shares of Parent Common Stock are referred to as the “Closing Shares”). The Closing Shares shall be paid to the Shareholders in accordance with the Shareholders' percentage ownership in Target as set forth on Schedule 1.6(b) hereto;

                        (ii)       after the Effective Time, and on or before the date which is two years after the Effective Time, and at such time as Acquiror, as successor to Target, shall have completed the design and installation of a hand-held Wi-Fi-based gaming system in a first-class hotel/casino with no fewer than 400 guest rooms located in the State of Nevada (such system being referred to as the “Target System”), to the effect that the Target System is 100% operational and ready for use by guests of the host hotel/casino, which readiness shall include the approval of the Nevada Gaming Commission, Parent shall issue to the Shareholders, as part of the Merger Consideration, a total of 35,295,513 shares of Parent Common Stock (these shares of Parent Common Stock are referred to as the “System Shares”). The System Shares shall be paid to the Shareholders in accordance with the Shareholders' percentage ownership in Target as set forth on Schedule 1.6(b) hereto; and

                        (iii)      after the Effective Time, and on or before the date which is five years after the Effective Time, and at such time as the Target System has operated at a profit, as determined by generally accepted accounting principles, for a period of three consecutive months, Parent shall issue to the Shareholders, as part of the Merger Consideration, a total of 35,295,512 shares of Parent Common Stock (these shares of Parent Common Stock are referred to as the “Operational Shares”). The Operational Shares shall be paid to the Shareholders in accordance with the Shareholders' percentage ownership in Target as set forth on Schedule 1.6(b) hereto.

            The Closing Shares, the System Shares and the Operational Shares are referred to as the “Merger Consideration”.

            The rights of the Shareholders to receive any part of the Merger Consideration shall not be assignable, except by operation of law or pursuant to the laws of descent and distribution.

            (c)       Anti-Dilution Adjustments. The number of shares included in the Merger Consideration (the "Merger Shares") shall be subject to adjustment as follows:

                        (i)        In case the Parent shall (i) pay a dividend or make a distribution on its Parent Common Stock in shares of its capital stock or other securities, (ii) subdivide its outstanding shares of Parent Common Stock into a greater number of shares, (iii) combine its outstanding Parent Common Stock into a smaller number of shares or (iv) issue, by reclassification of its Parent Common Stock, shares of its capital stock or other securities of the Parent (including any such reclassification in connection with a consolidation or merger in which Parent is the continuing corporation), the number of Merger Shares issuable to the Shareholders immediately prior thereto shall be adjusted so that the Shareholders shall be entitled to receive the kind and number of Merger Shares, shares of Parent's capital stock and other securities of Parent which such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Merger Shares been issued to the Shareholders immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event.

                        (ii)       In case Parent shall issue rights, options, warrants or convertible securities to holders of its Parent Common Stock, without any charge to such holders, containing the right to subscribe for or purchase Parent Common Stock, the number of Merger Shares thereafter issuable to the Shareholders shall be determined by multiplying the number of Merger Shares theretofore issuable to the Shareholders by a fraction, of which the numerator shall be the number of shares of Parent Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Parent Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Parent Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately upon issuance of such rights, options, warrants or convertible securities.

                        (iii)      In case Parent shall distribute to holders of its Parent Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of current earnings made in the ordinary course of business consistent with past practices), then in each case the number of Merger Shares that have not yet been issued to the Shareholders shall be determined by multiplying the number of Merger Shares that have not yet been issued to the Shareholders by a fraction, of which the numerator shall be the then Market Price (as defined below) on the date of such distribution, and of which the denominator shall be such Market Price on such date minus the then fair value (determined as provided in subsection (d) below) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Parent Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution.

                        (iv)      To the extent not covered by subsections (b) or (c) hereof:

                                    (A)      In case Parent shall sell or issue Parent Common Stock or rights, options, warrants or convertible securities containing the right to subscribe for, purchase or exchange into shares of Parent Common Stock at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by Parent in consideration of the sale or issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to Parent upon exercise, conversion or exchange thereof, by (ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than $0.08 per share, then the number of unissued Merger Shares shall thereafter be equal to the sum of the number of unissued Merger Shares immediately prior to such sale or issuance plus the number of shares of Parent Common Stock and rights, options, warrants or convertible securities containing the right to subscribe for, purchase or exchange into shares of Parent Common Stock sold or issued in such issuance.

                                    (B)      In case Parent shall sell or issue Parent Common Stock or rights, options, warrants or convertible securities containing the right to subscribe for, purchase or exchange into Parent Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then, in determining the "price per share" of Parent Common Stock and the "consideration received by Parent" for purposes of the first sentence of this subsection (d), the Board of Directors shall determine the fair value of said property, and such determination, if based upon the Board of Directors, good faith business judgment, shall be binding upon the Shareholders. In determining the "price per share" of Parent Common Stock, any underwriting discounts or commissions paid to brokers, dealers or other selling agents shall not be deducted from the price received by Parent for sales of securities registered under the Securities Act of 1933 or issued in a private placement.

                        (v)       For the purpose of this Section 1.6, the term "Parent Common Stock" shall mean (i) the class of stock designated as the Parent Common Stock of parent at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassifications of such Parent Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 1.6, a Shareholder shall become entitled to receive any securities of Parent other than Parent Common Stock, (i) if the Shareholder's right to acquire is on any other basis than that available to all holders of Parent Common Stock, Parent shall obtain an opinion of a reputable investment banking firm valuing such other securities and (ii) thereafter the number of such other securities so purchasable upon issuance of the Merger Consideration shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Parent Common Stock contained in this Section 1.6.

                        (vi)      Upon any adjustment of the number of Merger Shares, then and in each such case, Parent shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Shareholders as shown on the books of Parent, which notice shall state the increase or decrease, if any, in the number of shares of Parent Common Stock issuable to the Shareholders as Merger Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (d)       The common stock, par value $.0001 per share, of Acquiror issued and outstanding immediately prior to the Effective Time shall remain validly issued, fully paid and non-assessable common stock of the Surviving Corporation.

            Section 1.7. Surrender of and Exchange of Target Common Stock. (a) As soon as practicable after the Effective Time, the stock certificates representing Target Common Stock issued and outstanding at the Effective Time (or affidavits of lost certificates in a form reasonably acceptable to Parent) shall be surrendered for exchange to the Surviving Corporation. Until so surrendered for exchange, each such stock certificate nominally representing Target Common Stock shall be deemed for all purposes (except for payment of dividends thereon or redemption thereof) to evidence the ownership of the number of shares of Parent Common Stock which the holder would be entitled to receive upon its surrender to the Surviving Corporation.

            (b)       No redemption with respect to Parent Common Stock shall be made with respect to any unsurrendered certificates representing shares of Target Common Stock with respect to which the shares of Parent Common Stock shall have been issued in the Merger, until such certificates shall be surrendered as provided herein.

            (c)       All rights to receive the Merger Consideration into which shares of Target Common Stock shall have been converted pursuant to this Article I shall be deemed to have been paid or issued, as the case may be, in full satisfaction of all rights pertaining to such shares of Target Common Stock.

            1.8. Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement shall take place (a) at the offices of Target at 3:00 p.m., local time, on the earlier of (i) _____________, 2005, or (ii) the third business day immediately following the date on which the last of the conditions set forth in Article VII is fulfilled or waived, or (b) at such other time and place and on such other date as Parent and Target shall agree (the “Closing Date”).

ARTICLE II

FURTHER AGREEMENTS

            Section 2.1. Target Employment Agreements. Prior to or at the Closing, Parent and Target shall execute employment agreements with certain employees of Target, as follows:

            (a)       Parent, Target and Jason P. Davis shall execute an employment agreement (the “Davis Employment Agreement”), in the form attached hereto as Exhibit “B-1”;

            (b)       Parent, Target and Mike Prasad shall execute an employment agreement (the “Prasad Employment Agreement”), in the form attached hereto as Exhibit “B-2”;

            (c)       Parent, Target and Ryan Hyden shall execute an employment agreement (the “Hyden Employment Agreement”), in the form attached hereto as Exhibit “B-3”;

            (d)       Parent, Target and Larry Shultz shall execute an employment agreement (the “Shultz Employment Agreement”), in the form attached hereto as Exhibit “B-4”; and

            (e)       Parent, Target and Clayton D. Carter shall execute an employment agreement (the “Carter Employment Agreement”), in the form attached hereto as Exhibit “B-5”.

            Section 2.2. Target Indemnity Agreements. Prior to or at the Closing, Parent shall execute indemnity agreements with certain employees of Target, as follows:

            (a)       Parent and Jason P. Davis shall execute an indemnity agreement (the “Davis Indemnity Agreement”), in the form attached hereto as Exhibit “C-1”;

            (b)       Parent and Mike Prasad shall execute an indemnity agreement (the “Prasad Indemnity Agreement”), in the form attached hereto as Exhibit “C-2”;

            (c)       Parent and Ryan Hyden shall execute an indemnity agreement (the “Hyden Indemnity Agreement”), in the form attached hereto as Exhibit “C-3”;

            (d)       Parent and Larry Shultz shall execute an indemnity agreement (the “Shultz Indemnity Agreement”), in the form attached hereto as Exhibit “C-4”; and

            (e)       Parent and Clayton D. Carter shall execute an indemnity agreement (the “Carter Indemnity Agreement”), in the form attached hereto as Exhibit “C-5”.

            Section 2.3. Target Non-Competition Agreements. Prior to or at the Closing, Target shall execute agreements not to compete with certain employees of Target, as follows:

            (a)       Target and Jason P. Davis shall execute an agreement not to compete (the “Davis Non-Competition Agreement”), in the form attached hereto as Exhibit “D-1”;

            (b)       Target and Mike Prasad shall execute an agreement not to compete (the “Prasad Non-Competition Agreement”), in the form attached hereto as Exhibit “D-2”;

            (c)       Target and Ryan Hyden shall execute an agreement not to compete (the “Hyden Non-Competition Agreement”), in the form attached hereto as Exhibit “D-3”;

            (d)       Target and Larry Shultz shall execute an agreement not to compete (the “Shultz Non-Competition Agreement”), in the form attached hereto as Exhibit “D-4”; and

            (e)       Target and Clayton D. Carter shall execute an agreement not to compete (the “Carter Non-Competition Agreement”), in the form attached hereto as Exhibit “D-5”.

            Section 2.4. Target Confidentiality Agreements. Prior to or at the Closing, Target shall execute confidentiality agreements with certain employees of Target, as follows:

            (a)       Target and Jason P. Davis shall execute a confidentiality agreement (the “Davis Confidentiality Agreement”), in the form attached hereto as Exhibit “E-1”;

            (b)       Target and Mike Prasad shall execute a confidentiality agreement (the “Prasad Confidentiality Agreement”), in the form attached hereto as Exhibit “E-2”;

            (c)       Target and Ryan Hyden shall execute a confidentiality agreement (the “Hyden Confidentiality Agreement”), in the form attached hereto as Exhibit “E-3”;

            (d)       Target and Larry Shultz shall execute a confidentiality agreement (the “Shultz Confidentiality Agreement”), in the form attached hereto as Exhibit “E-4”; and

            (e)       Target and Clayton D. Carter shall execute a confidentiality agreement (the “Carter Confidentiality Agreement”), in the form attached hereto as Exhibit “E-5”.

            Section 2.5. Continuity of Interest Agreement. Prior to or at the Closing, Parent, Acquiror and the Shareholders shall execute a continuity of interest agreement (the “Continuity of Interest Agreement”) substantially in the form attached hereto as Exhibit “F”.

            Section 2.6. Assignment of Intellectual Property Rights and Certain Documents. Prior to the Closing, the Shareholders shall have delivered to Target such documents and instruments that, in the reasonable discretion of Parent and Acquiror, are sufficient to vest in Target any and all intellectual property, including, without limitation, any and all patents and/or patent applications, and other rights held by the Shareholders in the Target System and its related technology. In addition, the Shareholders shall have delivered to Target such documents and instruments that, in the reasonable discretion of Parent and Acquiror, are sufficient to vest in Target any and all rights relating to any and all documentation between any or all of the Shareholders and any hotel/casino relating to the Target System and its related technology.

            Section 2.7. Agreement to Provide Funding; Agreement Regarding Shares of Acquiror.

            (a)       Agreement to Provide Funding. Parent agrees that it shall provide to Acquiror, as successor to Target, a total of $3,000,000 as operating capital (the “Required Capital”), as follows:

                        (i)        on or before the date that is one month after the Effective Time, Parent shall provide to Acquiror, as part of the Required Capital, the sum of $100,000;

                        (ii)       on or before the date that is six months after the Effective Time, Parent shall provide to Acquiror, as part of the Required Capital, the sum of $400,000;

                        (iii)      on or before the date that is nine months after the Effective Time, Parent shall provide to Acquiror, as part of the Required Capital, the additional sum of $500,000; and

                        (iv)      on or before the date that is one year after the Effective Time, Parent shall provide to Acquiror, as part of the Required Capital, the additional sum of $2,000,000.

            It is agreed and understood by the parties that the Required Capital may be paid to Acquiror in the form of a loan from Parent, a contribution to the capital of Acquiror or a combination thereof, in the sole discretion of Parent.

            Until such time as the Required Capital is paid in full, Parent shall not (x) assign, give, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred any of the capital stock of Acquiror or (y) grant any options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Acquiror or obligate Acquiror to issue or sell any shares of capital stock or other equity interests of Acquiror.

            It is agreed and understood by the parties that, in no event, shall any of the Required Capital to be provided by Parent to Acquiror, in accordance with this Section 2.7, be charged against the profitability of the Target System for purposes of determining the vesting and issuance of the Operational Shares pursuant to Section 1.6(b)(iii) hereof.

            (b)       Agreement Regarding Shares of Acquiror. Should Parent fail to deliver to Acquiror, on or before the required date, the portion of the Required Capital required to be delivered pursuant to paragraphs 2.7(a)(i), (ii), (iii) or (iv), then, upon receipt of written demand, signed by each of the Shareholders, Parent shall, without delay, deliver to the Shareholders certificates representing 100% of the then-outstanding shares of common stock of Acquiror. The certificates representing such shares of common stock of Acquiror shall be delivered in the names of the Shareholders, in accordance with the Shareholders' percentage ownership in Target as set forth on Schedule 1.6(b) hereto.

            Section 2.8. Mutual Assurance Regarding Business of Acquiror. Neither Parent, Acquiror nor any of other Shareholders shall take any action that is reasonably likely to have a material adverse effect on the Acquiror’s ability to (a) complete the design and installation of the Target System or (b) generate revenues and profits from the operation of the Target System.

            Section 2.9. Support of Efforts of Acquiror. Parent agrees to provide, at all times prior to payment of all of the Merger Consideration, to Acquiror such support as is reasonably necessary to support and promote the business and operations of Acquiror.

            Section 2.10. Acceleration of Payment of Merger Consideration. Upon a sale of Acquiror by Parent, or the sale of all or substantially all of the assets or business of Acquiror by Parent, or a discontinuance of the development and operation of the Target System by Parent, Parent shall deliver to the Shareholders all of the then-unpaid Merger Consideration. Any Merger Consideration that shall become payable to the Shareholders pursuant to this Section 2.10 shall be paid to the Shareholders in accordance with the Shareholders' percentage ownership in Target as set forth on Schedule 1.6(b) hereto.

            Section 2.11. Access to Information; Confidentiality. (a) From the date hereof to the Effective Time, each of Parent, Acquiror and Target shall, and shall cause their respective subsidiaries, affiliates, officers, directors, employees, auditors and agents to afford the officers, employees and agents of one another complete access at all reasonable times to one another's officers, employees, agents, properties, offices, plants and other facilities and to all books and records, and shall furnish one another with all financial, operating and other data and information as each, through its officers, employees or agents, may reasonably request; provided, however, that no party shall be required to provide access or furnish information which it is prohibited by law or contract to provide or furnish.

            (b)       Each of Parent, Acquiror and Target shall, and shall cause their respective affiliates and their respective officers, directors, employees and agents to hold in strict confidence all data and information obtained by them from one another or their respective subsidiaries, affiliates, directors, officers, employees and agents (unless such information is or becomes readily ascertainable from public or published information or trade sources or public disclosure or such information is required by law) and shall insure that such officers, directors, employees and agents do not disclose such information to others without the prior written consent of Parent, Acquiror or Target, as the case may be.

            (c)       In the event of the termination of this Agreement, Parent, Acquiror and Target shall, and shall cause their respective affiliates, officers, directors, employees and agents to (i) return promptly every document furnished to them by one another or any of their respective subsidiaries, affiliates, officers, directors, employees and agents in connection with the transactions contemplated hereby and any copies thereof, and (ii) shall cause others to whom such documents may have been furnished promptly to return such documents and any copies thereof any of them may have made.

            (d)       No investigation pursuant to this Section II shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

            Section 2.12. Notification of Certain Matters. Target shall give prompt notice to Parent, and Parent shall give prompt notice to Target, of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate, and (b) any failure of Target, Parent or Acquiror, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Article II shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

            Section 2.13. Further Action. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

            Section 2.14. Public Announcements. No party shall issue a press release or otherwise make any public statements with respect to the Merger, without the prior consent of the other parties; provided, however, that Parent may, without the prior consent of Target and the Shareholders, issue a press release or otherwise make public statements with respect to the Merger, should such press release or public statements be deemed, in good faith, necessary by Parent to assure its compliance with applicable securities laws.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUIROR

            Parent and Acquiror hereby, jointly and severally, represent and warrant to Target and the Shareholders that, except as set forth in the Disclosure Schedule delivered by Parent and Acquiror to Target (the “Parent Disclosure Schedule”) as soon as is practicable after the mutual execution of this Agreement:

            Section 3.1. Organization and Qualification; Subsidiaries. Each of Parent and Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures which, when taken together with all other such failures, would not have a Material Adverse Effect. Neither Parent nor any subsidiary has received any notice of proceedings relating to revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals or orders. The term “Material Adverse Effect”, as used herein, means any change in or effect on the business of Parent or any of its properties (including intangible properties), prospects, condition (financial or otherwise), assets or subsidiaries, taken as a whole. Parent has two wholly-owned subsidiaries: (a) AirRover Networks, Inc, a Maryland corporation; and (b) Air-Q Corp., a Nevada corporation (Acquiror).

            Section 3.2. Certificate/Articles of Incorporation and Bylaws. Parent shall, as part of the Parent Disclosure Schedule, furnish to Target a complete and correct copy of the Certificate/Articles of Incorporation and the Bylaws, each as amended to date, of Parent and Acquiror. Such Certificate/Articles of Incorporation and Bylaws are in full force and effect.

            Section 3.3. Capitalization. The authorized capital stock of Parent consists of 750,000,000 shares of Parent Common Stock, $.001 par value per share, and 50,000,000 shares of preferred stock, $.001 par value per share. As of the date hereof, 97,645,500 shares of Parent Common Stock and 500,000 shares of Parent’s Series A preferred stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable. No shares of Parent Common Stock or preferred stock are held in the treasury of Parent or by subsidiaries of Parent. 38,000,000 shares of Parent Common Stock are reserved for future issuance under certain contracts, all as described in the Parent Disclosure Schedule. 17,500,000 shares of Parent Common Stock are reserved for future issuance under Parent’s 2004 Stock Ownership Plan, all as described in the Parent Disclosure Schedule. Each of the outstanding shares of capital stock of each of Parent's subsidiaries is duly authorized, validly issued, fully paid and non-assessable and such shares owned by Parent are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on Parent's voting rights, charges or other encumbrances of any nature whatsoever.

            Section 3.4. Authority Relative to this Agreement. Each of Parent and Acquiror has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Parent and Acquiror and the consummation by Parent and Acquiror of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Acquiror other than filing and recordation of appropriate merger documents as required by the Nevada Law. This Agreement has been duly executed and delivered by Parent and Acquiror and, assuming the due authorization, execution and delivery by Target, constitutes a legal, valid and binding obligation of each such corporation.

            Section 3.5. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Parent and Acquiror do not, and the performance of this Agreement by Parent and Acquiror shall not, (i) conflict with or violate either the Certificate of Incorporation or Bylaws of Parent or the Articles of Incorporation or Bylaws of Acquiror, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or Acquiror or by which either of them or their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Parent or Acquiror pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Acquiror is a party or by which Parent or Acquiror or any of their respective properties is bound or affected, except for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect.

            (b)       The execution and delivery of this Agreement by Parent and Acquiror does not, and the performance of this Agreement by Parent and Acquiror shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except for applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) and State securities laws (“Blue Sky Laws”).

            Section 3.6. Compliance. Neither Parent nor any of its subsidiaries is in conflict with, or in default or violation of, (a) its Certificate/Articles of Incorporation or Bylaws or equivalent organizational documents, (b) any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which its or any of their respective properties is bound or affected, including, without limitation, health and safety, environmental, civil rights laws and regulations and zoning ordinances and building codes, or (c) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties is bound or affected, except for any such conflicts, defaults or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

            Section 3.7. SEC Filings; Financial Statements. (a) Parent has filed all forms, reports and documents required to be filed with the SEC and has heretofore delivered to Target, in the form filed with the SEC, (i) its Annual Report on Form 10–KSB for the year ended December 31, 2003; (ii) its Quarterly Report on Form 10-QSB for the period ended September 30, 2004; (iii) all other reports or registration statements filed by Parent with the SEC since September 30, 2004; and (iv) all amendments and supplements to all such reports and registration statements filed by Parent with the SEC since September 30, 2004 (collectively, the “Parent SEC Reports”). The Parent SEC Reports (x) were, and will be, prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (y) did not, and will not, at the time they were, or will be, filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b)       Each consolidated financial statement (including, in each case, any related notes thereto) contained in the Parent SEC Reports has been, and will be, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and each fairly presents, and will present, the financial position of Parent and its subsidiaries as at the respective dates thereof and the results of its operations and changes in financial position for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

            (c)       Except as and to the extent set forth on the consolidated balance sheet of Parent and its subsidiaries as at September 30, 2004, including the notes thereto (the “2004 Balance Sheet”), neither Parent nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with generally accepted accounting principles, except for liabilities or obligations incurred in the ordinary course of business since September 30, 2004, which would not, individually or in the aggregate, have a Material Adverse Effect.

            (d)       Parent has heretofore furnished to Target a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

            Section 3.8. Absence of Litigation. Except as disclosed in the Parent Disclosure Schedule, there are no claims, actions, proceedings or investigations pending or, to the best knowledge of Parent, threatened against Parent or any of its subsidiaries, or any properties or rights of Parent or any of its subsidiaries, before any court, arbitrator, or administrative, governmental or regulatory authority or body, domestic or foreign, that, individually or in the aggregate, would have a Material Adverse Effect. As of the date hereof, neither Parent nor any of its subsidiaries nor any of their properties is subject to any order, writ, judgment, injunction, decree, determination or award having a Material Adverse Effect.

            Section 3.9. Absence of Certain Changes or Events. Since September 30, 2004, except as contemplated or permitted by this Agreement or disclosed in Parent SEC Reports filed since that date and through the date hereof, Parent and its subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (a) any change in the financial condition, results of operations, business or prospects of Parent or any of its subsidiaries having a Material Adverse Effect, (b) any damage, destruction or loss (whether or not covered by insurance) with respect to any assets of Parent or any of its subsidiaries having a Material Adverse Effect, (c) any material change by Parent in its accounting methods, principles or practices, (d) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of inventory or any notes, accounts receivable or other investments which would, individually or in the aggregate, exceed five percent of the total assets of Parent and its subsidiaries as reflected on the consolidated balance sheet in Parent's Quarterly Report on Form 10-QSB for the period ended September 30, 2004; (e) any declaration, setting aside or payment of any dividends or distributions in respect of shares of Parent Common Stock or any redemption, purchase or other acquisition of any of its securities; (f) any change in the Federal Communications Commission rules, regulations and orders affecting the business of Parent or any of its subsidiaries which shall have a Material Adverse Effect; or (g) any change in the status of any litigation, claims, actions, proceedings or investigations pending or, to the best knowledge of Parent, threatened against Parent or any of its subsidiaries, which, as a result of such change, will have a Material Adverse Effect.

            Section 3.10. Environmental Matters. To the best of Parent's knowledge, there are no environmental liabilities (whether accrued, absolute, contingent or otherwise) of Parent or any subsidiary.

            Section 3.11. Labor Matters. Except as set forth in the Parent Disclosure Schedule, (a) there are no controversies pending or, to the knowledge of Parent or any of its subsidiaries, threatened, between Parent or any of its subsidiaries and any of their respective employees, which controversies have a Material Adverse Effect; (b) neither Parent nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent or its subsidiaries nor does Parent or any of its subsidiaries know of any activities or proceedings of any labor union to organize any such employees; (c) neither Parent nor any of its subsidiaries has breached or otherwise failed to comply with any provision of any such agreement or contract and there are no grievances outstanding against any such parties under any such agreement or contract; (d) there are no unfair labor practice complaints pending against Parent or any of its subsidiaries before the National Labor Relations Board or any current union representation questions involving employees of Parent or any of its subsidiaries; and (e) neither Parent nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of Parent or any of its subsidiaries.

            Section 3.12. Contracts. The Parent Disclosure Schedule lists or describes all material contracts or arrangements to which Parent or any subsidiary is a party, or by which it is bound, as of the date hereof. All such contracts and arrangements are in full force and effect and there has been no notice of termination or threatened termination with respect to any such contracts and arrangements, whether or not termination is permitted by the terms thereof, and no event has occurred which, with the giving of notice or the lapse of time, or both, would constitute a breach or default under any such contract or arrangement, except for such breaches, defaults and events as to which requisite waivers or consents have been obtained.

            Section 3.13. Title to Properties. Parent has, and at the Effective Time will have, good and marketable title to the equipment and other property shown as assets on its records and books of account as of September 30, 2004, free and clear of all liens, encumbrances and charges, except as reflected in the such records and books of account and in the 2004 Balance Sheet.

            Section 3.14. Patents. To the best knowledge of Parent, Parent or its subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, inventions, designs, processes, formulae and other proprietary information used or held for use in connection with the business of Parent or any of its subsidiaries as currently being, or proposed to be, conducted and is unaware of any assertions or claims challenging the validity of any of the foregoing which would have a Material Adverse Effect. The conduct of the business of Parent and its subsidiaries as now conducted or proposed to be conducted does not and will not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others in any way which would have a Material Adverse Effect. No material infringement of any proprietary right owned by or licensed by or to Parent or any of its subsidiaries is known to Parent which would have a Material Adverse Effect.

            Section 3.15. Taxes. Parent and its subsidiaries have filed all federal and state tax returns and reports and, to the best of Parent's knowledge, all state, local and foreign tax returns and reports required to be filed by them and have paid and discharged all taxes, including sales and use tax, shown as due thereon and have paid all applicable state and local ad valorem taxes as are due, except such as are being contested in good faith by appropriate proceedings and except for such filings, payments or other occurrences which would not have a Material Adverse Effect. Neither the IRS nor any other taxing authority or agency is now asserting or, to the best of Parent's knowledge, threatening to assert against Parent or any of its subsidiaries any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. Neither Parent nor any of its subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any federal, state, county, municipal or foreign income tax.

            Section 3.16. Brokers; Finders. The parties acknowledge that Financial Capital Consultants, Inc. acted as a finder in connection with the transactions contemplated by this Agreement. Parent shall be solely responsible for the payment of any and all finder’s fee payable to Financial Capital Consultants, Inc. upon the consummation of the transactions contemplated herein. The parties further acknowledge that no other broker, finder or investment banker is, or will be, entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

            Section 3.17. Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by Parent or Acquiror to Target pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF

TARGET AND THE SHAREHOLDERS

            Target and the Shareholders, and each of them, hereby, jointly and severally, represent and warrant to Parent and Acquiror that, except as set forth in the Disclosure Schedule delivered by Target to Parent (the “Target Disclosure Schedule”) as soon as practicable after the mutual execution of this Agreement:

            Section 4.1. Organization and Qualification; Subsidiaries. Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures which, when taken together with all other such failures, would not have a Material Adverse Effect. Target has not received any notice of proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals or orders. The term “Material Adverse Effect” as used in this Article IV, means any change in or effect on the business of Target that is or is reasonably likely to be materially adverse to the business, operations, properties (including intangible properties), prospects, condition (financial or otherwise), assets or liabilities of Target taken as a whole. Target has no subsidiaries.

            Section 4.2. Articles of Incorporation and Bylaws. Target shall, as part of the Target Disclosure Schedule, furnish to Parent a complete and correct copy of the Articles of Incorporation and the Bylaws, each as amended to date, of Target. Such Articles of Incorporation and Bylaws are in full force and effect.

            Section 4.3. Capitalization. The authorized capital stock of Target consists of ____ shares of Target Common Stock, $____ par value per share and ____ shares of preferred stock, $_____ par value per share. As of the date hereof, ______ shares of Target Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable; no shares of preferred stock are issued and outstanding; and no shares of Target Common Stock are held in the treasury of Target or by any subsidiary of Target. Except as set forth in the Target Disclosure Schedule, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Target or obligating Target to issue or sell any shares of capital stock of, or other equity interests in, Target. All shares of Target Common Stock subject to issuance shall be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of Target to repurchase, redeem or otherwise acquire any shares of Target Common Stock.

            Section 4.4. Authority Relative to this Agreement. Target has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Target and the consummation by Target of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Target subject to the approval of the Merger and adoption of this Agreement by the Shareholders in accordance with the Nevada Law. This Agreement has been duly executed and delivered by Target and, assuming the due authorization, execution and delivery by Parent and Acquiror, constitutes a legal, valid and binding obligation of Target.

            Section 4.5. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Target does not, and the performance of this Agreement by Target shall not, (i) conflict with or violate the Articles of Incorporation or Bylaws of Target, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Target or by which its properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Target pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Target is a party or by which Target or its properties are bound or affected, except for such breaches, defaults or other occurrences which would not, individually or in the aggregate have a Material Adverse Effect.

            (b)       The execution and delivery of this Agreement by Target does not, and the performance of this Agreement shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

            Section 4.6. Compliance. Target is not in conflict with, or in default or violation of, (a) its Articles of Incorporation or Bylaws or equivalent organizational documents, (b) any law, rule, regulation, order, judgment or decree applicable to Target or by which its properties are bound or affected, including, without limitation, health and safety, environmental and civil rights laws and regulations and zoning ordinances and building codes, or (c) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which Target is a party or by which Target or its properties are bound or affected, except for any such conflicts, defaults or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

            Section 4.7. Financial Statements and Other Financial Information. Target and the Shareholders and Parent and Acquiror acknowledge that Target has not engaged in active business operations and that the predecessor operations of Target consist of activities of the Shareholders acting as an informal partnership. Target and the Shareholders acknowledge that Parent will be required to file with the SEC audited financial statements of Target’s predecessor operations. The Shareholders agree to provide to Parent’s auditors copies and/or originals of any documents as may be required by such auditors and to otherwise cooperate fully with such auditors. The Shareholders further acknowledge and agree that they may be requested by Parent’s auditors to provide personal financial information relating to Target’s predecessor operations, including, without limitation, bank statements, and that they will comply promptly with any such requests.

            As part of the Target Disclosure Schedule, to the extent available, Target and the Shareholders will deliver all available financial information relating to Target’s predecessor operations, which information shall be true and complete as to its contents and subject matter.

            Section 4.8. Bank Account Statements. As part of the Target Disclosure Schedule, Target shall deliver to Parent and Acquiror copies of all of its bank account statements, since inception. All of such statements are true and complete and represent all of the banking transactions of Target during its existence.

            In addition, as part of the Target Disclosure Schedule, Target shall deliver to Parent and Acquiror copies of all bank statements maintained by the Shareholders in conducting Target’s predecessor operations. Any such statements are true and complete and represent all of the banking transactions of the Shareholders in conducting Target’s predecessor operations.

            Section 4.9. Absence of Certain Changes or Events. Since November 1, 2004, except as contemplated by this Agreement or disclosed in the Target Disclosure Schedule, Target has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been any change in the business or prospects of Target having a Material Adverse Effect or any declaration, setting aside or payment of any dividends or distributions in respect of shares of Target Common Stock or any redemption, purchase or other acquisition of any of its securities.

            Section 4.10. Absence of Litigation. Except as disclosed in Target Disclosure Schedule, there are no claims, actions, proceedings or investigations pending or, to the best knowledge of Target, threatened against Target, or any properties or rights of Target, before any court, arbitrator, or administrative, governmental or regulatory authority or body, that, individually or in the aggregate, would have a Material Adverse Effect. As of the date hereof, neither Target nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award having a Material Adverse Effect.

            Section 4.11. Labor Matters. Except as set forth in the Target Disclosure Schedule, (a) there are no controversies pending or, to the knowledge of Target, threatened, between Target and any of its employees, which controversies have a Material Adverse Effect; and (b) Target is not a party to any collective bargaining agreement or other labor union contract.

            Section 4.12. Contracts. The Target Disclosure Schedule lists or describes all contracts, authorizations, approvals or arrangements to which Target is a party, or by which it is bound, as of the date hereof, and which (a) obligates or may obligate Target to pay more than $500; or (b) are financing documents, loan agreements or agreements providing for the guarantee of the obligations of any party in each case involving an obligation in excess of $1,000.

            Section 4.13. Title to Property and Leases. (a) Each asset owned or leased by Target is owned or leased free and clear of any mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.

            (b)       All leases of real property leased for the use or benefit of Target to which Target is a party, and all amendments and modifications thereof are in full force and effect and have not been modified or amended and there exists no material default under the leases by Target, nor any event which, with the giving of notice or lapse of time, or both, would constitute a material default thereunder by Target.

            (c)       A statement describing all assets of Target is included in the Target Disclosure Schedule.

            Section 4.14. Intellectual Property. At the Closing, Target will own any and all intellectual property, including, without limitation, any and all patents and/or patent applications, and other rights held by the Shareholders in the Target System and its related technology, including related software codes, as well as any and all patents and/or patent applications related thereto. Target owns one or more working models of a hand-held Wi-Fi-based gaming device to be integrated into the Target System, which device includes GPS and fingerprint-security technologies. In addition, Target owns such documents and instruments that are sufficient to vest in Target any and all rights relating to any and all documentation between any or all of the Shareholders and any hotel/casino relating to the Target System and its related technology.

                        The Target Disclosure Schedule lists each patent and patent application of Target and includes copies of all documentation relating to each such patent and/or patent application. Further, the Target Disclosure Schedule lists or describes every other item of intellectual property of Target, including documentation between any or all of the Shareholders and any hotel/casino relating to the Target System and its related technology.

            Section 4.15. Insurance. Target has no valid and currently effective insurance policies issued in favor of Target.

            Section 4.16. Investigation; Due Diligence. Parent and Acquiror acknowledge that Target has a limited operating history and, to date, has not generated any revenues from its operations. To the full satisfaction of Parent and Acquiror, Parent and Acquiror have been furnished with any materials Parent and Acquiror have requested relating to Target and the Shareholders, and Parent and Acquiror have been afforded the opportunity to ask questions of Target and the Shareholders concerning the terms and conditions of Target's operations and financial condition. Other than the representations and warranties of Target and the Shareholders set forth in this Agreement, Parent and Acquiror are not relying upon any other information, representation or warranty by Target or the Shareholders or any agent of them in determining to execute this Agreement and to complete the transactions contemplated hereby.

            Section 4.17. Taxes. Target has filed all federal and state tax returns and reports and, to the best of Target's knowledge, all state, local and foreign tax returns and reports required to be filed have been filed and Target has paid and discharged all taxes, including sales and use taxes, shown as due thereon and has paid all applicable state and local ad valorem taxes as are due, except such as are being contested in good faith by appropriate proceedings and except for such filings, payments or other occurrences which would not have a Material Adverse Effect. Neither the IRS nor any other taxing authority or agency is now asserting or, to the best of Target's knowledge, threatening to assert against Target any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. Target has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any federal, state, county, municipal or foreign income tax.

            Section 4.18. Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by Target or the Shareholders to Parent and Acquiror pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

            The Shareholders, and each of them, hereby represent and warrant to Parent and Acquiror that:

            Section 5.1. No Legal Disability. The Shareholders, and each of them, are under no legal disability with respect to entering into this Agreement.

            Section 5.2. Receipt of Disclosure. The Shareholders, and each of them, hereby represent and warrant that they have received and reviewed all of the information concerning Parent required to be delivered by Parent hereunder, including the Parent Disclosure Schedule. With respect to such information, the Shareholders, and each of them, further represent and warrant that they have had an opportunity to ask questions of, and to receive answers from, the officers of Parent.

            Section 5.3. Representations Relating to Parent Common Stock. The Shareholders, and each of them, represent and warrant to Parent that the shares of Parent Common Stock being acquired pursuant to this Agreement are being acquired for their own accounts and for investment and not with a view to the public resale or distribution of such shares and further acknowledge that the shares being issued have not been registered under the Securities Act or any state securities law and are “restricted securities”, as that term is defined in Rule 144 promulgated by the SEC, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

            Section 5.4. Consent to Legend. The Shareholders, and each of them, consent to the placement of a legend restricting future transfer on the share certificates representing the Parent Common Stock delivered hereunder, which legend shall be in the following, or similar, form:

“THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE STOCK MAY NOT BE TRANSFERRED WITHOUT REGISTRATION EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION.”

ARTICLE VI

CONDUCT OF BUSINESS PENDING THE MERGER

            Section 6.1. Conduct of Business by Target Pending the Merger. Target covenants and agrees that, between the date of this Agreement and the Effective Time, unless Parent shall otherwise agree in writing, the business of Target shall be conducted only in, and Target shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and Target shall use its best efforts to preserve substantially intact the business organization of Target, to keep available the services of the present officers, employees and consultants of Target and to preserve the present relationships of Target with customers, suppliers and other persons with which Target has significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, Target shall not, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Parent, which consent shall not be unreasonably withheld:

            (a)        amend or otherwise change its Articles of Incorporation or Bylaws or equivalent organizational documents;

            (b)       issue, sell, pledge, dispose of, encumber or authorize the issuance, sale, pledge, disposition or encumbrance of (i) any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest, of Target or (ii) any assets of Target or any other material assets of Target other than in the ordinary course of business consistent with past practices;

            (c)        declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

            (d)       reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

            (e)       (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guaranty or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except in the ordinary course of business and consistent with past practice; (iii) authorize any single capital expenditure which is in excess of $1,000 or capital expenditures which are, in the aggregate, in excess of $3,000 for Target; or (iv) enter into or amend any contract, agreement, commitment or arrangement to any of the effects set forth in this paragraph (e) of Section 6.1;

            (f)        increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees of Target who are not officers of Target in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director or officer of Target, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

            (g)       take any action other than in the ordinary course of business and in a manner consistent with past practice with respect to accounting policies or procedures (including, without limitation, procedures with respect to the payments of accounts payable and collection of accounts receivable);

            (h)       settle or compromise any material federal, state, local or foreign income tax liability; or

            (i)        pay, discharge, compromise or consent to any arrangements concerning or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, compromise, settlement, arrangement or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the financial statements of Target or incurred in the ordinary course of business and consistent with past practice.

            Section 6.2. Conduct of Business by Parent and Acquiror Pending the Merger. Parent and Acquiror covenant and agree that, between the date of this Agreement and the Effective Time, Parent shall not sell or otherwise dispose of all or substantially all of its assets.

            Section 6.3. Approval of Shareholders. Target shall secure the written consent of all of the shareholders of Target to this Agreement, the Merger Agreement and the Merger.

            Section 6.4. Securities Law Compliance. All of the parties hereto shall take any action required to be taken under applicable Federal and/or state securities laws applicable to (a) the Merger and (b) the issuance of Parent Common Stock pursuant to the Merger. Parent shall promptly deliver to Target copies of any filings made by Parent and/or Acquiror pursuant to this Section 6.4.

            Section 6.5. Third Party Consents. Each party to this Agreement shall use its best efforts to obtain, as soon as reasonably practicable, all permits, authorizations, consents, waivers and approvals from third parties or governmental authorities necessary to consummate this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, including, without limitation, any permits, authorizations, consents, waivers and approvals required in connection with the Merger.

ARTICLE VII

CONDITIONS OF MERGER

            Section 7.1. Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment of all of the following conditions precedent at or prior to the Effective Time:

            (a)       Shareholder Approval. This Agreement shall have been approved and adopted in writing by all of the shareholders of Target.

            (b)       No Order. No United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the conversion of Target Common Stock into the Merger Consideration illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement.

            (c)       No Challenge. There shall not be pending or threatened any action, proceeding or investigation before any court or administrative agency by any government agency or any other person challenging, or seeking material damages in connection with the conversion of Target Common Stock into the Merger Consideration pursuant to the Merger or otherwise materially adversely affecting the business, assets, prospects, financial condition or results of operations of Target, Acquiror, Parent or any of their respective subsidiaries or affiliates.

            Section 7.2. Additional Conditions to Obligations of Parent and Acquiror. The obligations of Parent and Acquiror to effect the Merger are also subject to the fulfillment of all of the following conditions precedent at or prior to the Effective Time:

            (a)       Representations and Warranties. The representations and warranties of Target and the Shareholders contained in this Agreement shall be true and correct in all material respects on and as of the Effective Time, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Effective Time, and Parent and Acquiror shall have received a Certificate of the President of Target which is to that effect, which certificate shall be in the form attached hereto as Exhibit “G”.

            (b)       Agreements and Covenants. Target and the Shareholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and Parent and Acquiror shall have received a Certificate of the President of Target to that effect, which certificate shall be in the form attached hereto as Exhibit “G”.

            (c)       Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Target for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by Target.

            (d)       Target Employment Agreements. Parent and Target shall have executed employment agreements with certain employees of Target, as follows:

                        (i)        Parent, Target and Jason P. Davis shall have executed the Davis Employment Agreement, in the form attached hereto as Exhibit “B-1”;

                        (ii)       Parent, Target and Mike Prasad shall have executed the Prasad Employment Agreement, in the form attached hereto as Exhibit “B-2”;

                        (iii)      Parent, Target and Ryan Hyden shall have executed the Hyden Employment Agreement, in the form attached hereto as Exhibit “B-3”;

                        (iv)      Parent, Target and Larry Shultz shall have executed the Shultz Employment Agreement, in the form attached hereto as Exhibit “B-4”; and

                        (v)       Parent, Target and Clayton D. Carter shall have executed the Carter Employment Agreement, in the form attached hereto as Exhibit “B-5”.

            (e)       Target Indemnity Agreements. Parent shall have executed indemnity agreements with certain employees of Target, as follows:

                        (i)        Parent and Jason P. Davis shall have executed the Davis Indemnity Agreement, in the form attached hereto as Exhibit “C-1”;

                        (ii)       Parent and Mike Prasad shall have executed the Prasad Indemnity Agreement, in the form attached hereto as Exhibit “C-2”;

                        (iii)      Parent and Ryan Hyden shall have executed the Hyden Indemnity Agreement, in the form attached hereto as Exhibit “C-3”;

                        (iv)      Parent and Larry Shultz shall have executed the Shultz Indemnity Agreement, in the form attached hereto as Exhibit “C-4”; and

                        (v)       Parent and Clayton D. Carter shall have executed the Carter Indemnity Agreement, in the form attached hereto as Exhibit “C-5”.

            (f)        Target Non-Competition Agreements. Target shall have executed agreements not to compete with certain employees of Target, as follows:

                        (i)        Target and Jason P. Davis shall have executed the Davis Non-Competition Agreement, in the form attached hereto as Exhibit “D-1”;

                        (ii)       Target and Mike Prasad shall have executed the Prasad Non-Competition Agreement, in the form attached hereto as Exhibit “D-2”;

                        (iii)      Target and Ryan Hyden shall have executed the Hyden Non-Competition Agreement, in the form attached hereto as Exhibit “D-3”;

                        (iv)      Target and Larry Shultz shall have executed the Shultz Non-Competition Agreement, in the form attached hereto as Exhibit “D-4”; and

                        (v)       Target and Clayton D. Carter shall have executed the Carter Non-Competition Agreement, in the form attached hereto as Exhibit “D-5”.

            (g)       Target Confidentiality Agreements. Target shall have executed confidentiality agreements with certain employees of Target, as follows:

                        (i)        Target and Jason P. Davis shall have executed the Davis Confidentiality Agreement, in the form attached hereto as Exhibit “E-1”;

                        (ii)       Target and Mike Prasad shall have executed the Prasad Confidentiality Agreement, in the form attached hereto as Exhibit “E-2”;

                        (iii)      Target and Ryan Hyden shall have executed the Hyden Confidentiality Agreement, in the form attached hereto as Exhibit “E-3”;

                        (iv)      Target and Larry Shultz shall have executed the Shultz Confidentiality Agreement, in the form attached hereto as Exhibit “E-4”; and

                        (v)       Target and Clayton D. Carter shall have executed the Carter Confidentiality Agreement, in the form attached hereto as Exhibit “E-5”.

            (h)       Continuity of Interest Agreement. Parent, Acquiror and the Shareholders shall have executed the Continuity of Interest Agreement, in the form attached hereto as Exhibit “F”.

            (i)        Opinion of Counsel. Parent and Acquiror shall have received, from counsel for Target, an opinion substantially in the form attached hereto as Exhibit “H”, dated as of the Closing Date.

            (j)        No Material Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of Target.

            Section 7.3. Additional Conditions to Obligation of Target. The obligation of Target to effect the Merger is also subject to fulfillment of all of the following conditions precedent, at or prior to the Effective Time:

            (a)       Representations and Warranties. The representations and warranties of Parent and Acquiror contained in the Agreement shall be true and correct in all material respects on and as of the Effective Time, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Effective Time, and Target shall have received a Certificate of the President of Parent which is to that effect, which certificate shall be in the form attached hereto as Exhibit “I”.

            (b)       Agreements and Covenants. Parent and Acquiror shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and Target shall have received a Certificate of the President of Parent which is to that effect, which certificate shall be in the form attached hereto as Exhibit “I”.

            (c)       Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Parent and Acquiror for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated hereby shall have been obtained and made by Parent and Acquiror.

            (d)       Target Employment Agreements. Parent and Target shall have executed employment agreements with certain employees of Target, as follows:

                        (i)        Parent, Target and Jason P. Davis shall have executed the Davis Employment Agreement, in the form attached hereto as Exhibit “B-1”;

                        (ii)       Parent, Target and Mike Prasad shall have executed the Prasad Employment Agreement, in the form attached hereto as Exhibit “B-2”;

                        (iii)      Parent, Target and Ryan Hyden shall have executed the Hyden Employment Agreement, in the form attached hereto as Exhibit “B-3”;

                        (iv)      Parent, Target and Larry Shultz shall have executed the Shultz Employment Agreement, in the form attached hereto as Exhibit “B-4”; and

                        (v)       Parent, Target and Clayton D. Carter shall have executed the Carter Employment Agreement, in the form attached hereto as Exhibit “B-5”.

            (e)       Target Indemnity Agreements. Parent shall have executed indemnity agreements with certain employees of Target, as follows:

                        (i)        Parent and Jason P. Davis shall have executed the Davis Indemnity Agreement, in the form attached hereto as Exhibit “C-1”;

                        (ii)       Parent and Mike Prasad shall have executed the Prasad Indemnity Agreement, in the form attached hereto as Exhibit “C-2”;

                        (iii)      Parent and Ryan Hyden shall have executed the Hyden Indemnity Agreement, in the form attached hereto as Exhibit “C-3”;

                        (iv)      Parent and Larry Shultz shall have executed the Shultz Indemnity Agreement, in the form attached hereto as Exhibit “C-4”; and

                        (v)       Parent and Clayton D. Carter shall have executed the Carter Indemnity Agreement, in the form attached hereto as Exhibit “C-5”.

            (f)        Target Non-Competition Agreements. Target shall have executed agreements not to compete with certain employees of Target, as follows:

                        (i)        Target and Jason P. Davis shall have executed the Davis Non-Competition Agreement, in the form attached hereto as Exhibit “D-1”;

                        (ii)       Target and Mike Prasad shall have executed the Prasad Non-Competition Agreement, in the form attached hereto as Exhibit “D-2”;

                        (iii)      Target and Ryan Hyden shall have executed the Hyden Non-Competition Agreement, in the form attached hereto as Exhibit “D-3”;

                        (iv)      Target and Larry Shultz shall have executed the Shultz Non-Competition Agreement, in the form attached hereto as Exhibit “D-4”; and

                        (v)       Target and Clayton D. Carter shall have executed the Carter Non-Competition Agreement, in the form attached hereto as Exhibit “D-5”.

            (g)       Target Confidentiality Agreements. Target shall have executed confidentiality agreements with certain employees of Target, as follows:

                        (i)        Target and Jason P. Davis shall have executed the Davis Confidentiality Agreement, in the form attached hereto as Exhibit “E-1”;

                        (ii)       Target and Mike Prasad shall have executed the Prasad Confidentiality Agreement, in the form attached hereto as Exhibit “E-2”;

                        (iii)      Target and Ryan Hyden shall have executed the Hyden Confidentiality Agreement, in the form attached hereto as Exhibit “E-3”;

                        (iv)      Target and Larry Shultz shall have executed the Shultz Confidentiality Agreement, in the form attached hereto as Exhibit “E-4”; and

                        (v)       Target and Clayton D. Carter shall have executed the Carter Confidentiality Agreement, in the form attached hereto as Exhibit “E-5”.

            (h)       Continuity of Interest Agreement. Parent, Acquiror and the Shareholder shall have executed the Continuity of Interest Agreement, in the form attached hereto as Exhibit “F”.

            (i)        Opinion of Counsel. Target shall have received from Newlan & Newlan, counsel for Parent and Acquiror, an opinion in substantially the form attached hereto as Exhibit “J”, dated as of the Closing Date.

            (j)        No Material Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of Parent.

ARTICLE VIII

INDEMNIFICATION

            Section 8.1. General Indemnification Covenants – Shareholders. The Shareholders, and each of them, shall indemnify, save and keep Parent and its affiliates, agents, attorneys, successors and permitted assigns (including the Surviving Corporation) (collectively, the “Parent Indemnitees”), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys’ fees, disbursements and expenses (collectively, the “Damages”), sustained or incurred by any of the Parent Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation or non-fulfillment of any agreement or covenant on the part of Target or the Shareholders, whether contained in this Agreement or the Merger Agreement or any exhibit or schedule hereto or thereto or any written statement or certificate furnished or to be furnished to Parent or Acquiror pursuant hereto or in any closing document delivered by Target or the Shareholders to Parent or Acquiror in connection herewith.

            Section 8.2. General Indemnification Covenants – Parent and Acquiror. Parent and Acquiror, and each of them, shall indemnify, save and keep Target and the Shareholders, and their respective affiliates, agents, attorneys, successors and permitted assigns (collectively, the “Target Indemnitees”), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys’ fees, disbursements and expenses (collectively, the “Damages”), sustained or incurred by any of the Target Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation or non-fulfillment of any agreement or covenant on the part of Parent or Acquiror, whether contained in this Agreement or the Merger Agreement or any exhibit or schedule hereto or thereto or any written statement or certificate furnished or to be furnished to Target or the Shareholders pursuant hereto or in any closing document delivered by Parent or Acquiror to Target or the Shareholders in connection herewith.

            Section 8.3. Tax Indemnity. (a) The Shareholders, and each of them, hereby agree to pay, indemnify, defend and hold Parent and Acquiror harmless from and against any and all taxes of Target with respect to any period (or any portion thereof) up to and including the Effective Time, except for taxes of Target which are reflected as current liabilities for taxes that exist as of the Effective Time (“Current Tax Liabilities”) on the financial statements delivered to Parent and Acquiror hereunder, together with all reasonable legal fees, disbursements and expenses incurred by Parent and Acquiror in connection therewith.

            (b)       The Shareholders, and each of them, shall prepare and file any tax return of Target required to be filed after the Effective Time and which relates to any period or portion thereof up to and including the Effective Time.

            (c)       The indemnity provided for in this Section 8.3 shall be independent of any other indemnity provision hereof and, anything in this Agreement to the contrary notwithstanding, shall survive until the expiration of the applicable statutes of limitation for the taxes referred to herein, and any taxes subject to the indemnification for taxes set forth in this Section 8.2 shall not be subject to the provisions of Sections 9.1 or 9.4 hereof. Notwithstanding anything in this Agreement to the contrary, the Shareholders will not be obligated to indemnify Parent and Acquiror under any provision of this Agreement, with respect to taxes or other liabilities that arise as a direct result of a failure of the Merger to qualify as a reorganization within the meaning of Section 368(a)(1)(A) and 368(a)(2)(D) of the Code, provided that the Shareholders are not in breach of any of their representations, covenants or agreements contained in the Continuity of Interest Agreement.

            Section 8.4. Release by the Shareholders. The Shareholders, and each of them, hereby release and discharge Parent and Acquiror and each of its officers, directors, agents and attorneys from, and agree and covenant that, in no event, will the Shareholders commence any litigation or other legal or administrative proceeding against Parent, Acquiror or any of their officers, directors, agents or attorneys, whether in law or equity, relating to any and all claims and demands, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual or consequential, past, present and future, arising out of or in any way connected with their respective ownership or alleged ownership of Target Common Stock prior to the Effective Time, other than claims or demands arising out of the transactions contemplated by this Agreement and the Merger Agreement.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

            Section 9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of Target:

            (a)       By mutual consent of the Boards of Directors of Parent and Target.

            (b)       By either Parent or Target, if (i) the Merger shall not have been consummated by the date that is 75 days following the mutual execution of this Agreement (the “Termination Date”); (ii) the requisite consent of the shareholders of Target to approve this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby shall not be obtained; (iii) any governmental or regulatory body, the consent of which is a condition to the obligations of Parent, Acquiror and Target to consummate the transactions contemplated hereby or by the Merger Agreement, shall have been unsuccessful; or (iv) any court of competent jurisdiction in the United States or any state shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose willful failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date.

            Section 9.2. Effect of Termination. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of either Parent, Acquiror or Target or their respective officers or directors, except that nothing in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

            Section 9.3. Expenses. Unless otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

            Section 9.4. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

            Section 9.5. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE X

GENERAL PROVISIONS

            Section 10.1. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement shall survive the Merger indefinitely.

            Section 10.2. Publicity. There shall be no public announcements with respect to the Merger, except as is provided by Section 2.14 hereof.

            Section 10.3. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

            (a)       If to Parent or Acquiror:                     with copies to:

                        AirRover Wi-Fi Corp.                        Newlan & Newlan

                        Air-Q Corp.                                        Attorneys at Law

                        5555 Hilton Avenue, Suite 207          2652 F.M. 407, Suite 230

                        Baton Rouge, Louisiana 70808          Bartonville, Texas 76226

            (b)       If to Target or the Shareholders:         with copies to:

                        Diamond I Technologies, Inc.            Thomas C. Bacon, Esquire

                        __________________                        Jeffer, Mangels, Butler & Marmaro LLP

                        __________________                        1900 Avenue of the Stars, 7th Floor

                                                                                    Los Angeles, California 90067

                                                                                    ____________________, Esquire

                                                                                    ____________________

                                                                                    ____________________

            Section 10.4. Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

            Section 10.5. Arbitration. Any dispute arising under this Agreement and/or the Merger Agreement, as well as any of the transactions contemplated hereby and thereby, shall be resolved by arbitration in Dallas, Texas, under the Rules of the American Arbitration Association, as then in effect. The determination and award of the arbitrator, which aware may include punitive damages, shall be final and binding on the parties and may be entered as a judgment in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys’ fees to the prevailing party.

            Section 10.6. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including, without limitation, third party beneficiary rights.

            Section 10.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

            Section 10.8. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both oral and written, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

            Section 10.9. Assignability. This Agreement shall not be assignable by either party or by operation of law, except with the express written consent of each other party.

            Section 10.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in such State.

            Section 10.11. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            Section 10.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, Parent, Acquiror and Target, by their respective officers thereunto duly authorized, and the Shareholders have caused this Agreement to be executed as of the date first written above.

PARENT:                                                                   ACQUIROR:

AIRROVER WI-FI CORP.                                        AIR-Q CORP.

By: /s/ DAVID LOFLIN                                            By: /s/ DAVID LOFLIN

            David Loflin                                                               David Loflin

            President                                                                     President

TARGET:                                                                   SHAREHOLDERS:

DIAMOND I TECHNOLOGIES, INC.                     /s/ JASON P. DAVIS

                                                                                    Jason P. Davis, individually

By: /s/ JASON P. DAVIS

            Jason P. Davis                                                /s/ MIKE PRASAD

            President and CEO                                         Mike Prasad, individually

/s/ RYAN HAYDEN

Ryan Hyden, individually

/s/ LARRY SHULTZ

Larry Shultz, individually

/s/ CLAYTON D. CARTER

Clayton D. Carter, individually

______________________________

_______________, individually